Exhibit 10.1

AMENDMENT NO. 1

This AMENDMENT NO. 1 (this “Agreement”) dated as of August 3, 2020, is among USA COMPRESSION PARTNERS, LP, a Delaware limited partnership (the “Borrower”), each of the Guarantors and Lenders party hereto and JPMORGAN CHASE BANK, N.A., as an LC Issuer and as the Agent.
Recitals
A. WHEREAS, the Borrower, each of the guarantors from time to time party thereto (each, a “Guarantor” and, collectively, the “Guarantors”), each of the lenders from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”) and JPMorgan Chase Bank, N.A., as the administrative agent (in such capacity, the “Agent”) and as an LC Issuer are parties to that certain Sixth Amended and Restated Credit Agreement dated as of April 2, 2018 (as in effect immediately prior to the execution hereof, the “Existing Credit Agreement”; and the Existing Credit Agreement, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, as amended by this Agreement, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B. WHEREAS, the Borrower has requested that certain amendments and modifications be made to the Credit Agreement.
C. WHEREAS, subject to the terms and conditions of this Agreement, the Borrower, the Guarantors, the Lenders party hereto, which constitute at least the Required Lenders, and the Agent have agreed to enter into this Agreement in order to effectuate such amendments and modifications to the Credit Agreement, in each case as set forth herein.
D. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, which include the Required Lenders, agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Agreement, shall have the meaning ascribed such term in the Credit Agreement.
Section 2.Amendments. On the Amendment No. 1 Effective Date, the following amendments shall become effective.
2.1 Amendments to Section 1.1.
(a) Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following defined terms in appropriate alphabetical order:
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Amendment No. 1 Effective Date” means August 3, 2020.

“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment or has had any order for relief in such proceeding entered in respect thereof; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permits such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.
“BHC Act Affiliate” of a party means an ‘affiliate’ (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covenant Relief Period” means the period beginning on the Amendment No. 1 Effective Date and ending on the last day of the Fiscal Quarter ending December 31, 2021.
“Covered Entity” means any of the following:
(a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Covered Party” has the meaning given to such term in Section 17.3.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Electronic Signature” has the meaning given to such term in Article XIV.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“QFC Credit Support” has the meaning given to such term in Section 17.3.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Supported QFC” has the meaning given to such term in Section 17.3.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“U.S. Special Resolution Regimes” has the meaning given to such term in Section 17.3.
(b) The following terms defined in Section 1.1 of the Existing Credit Agreement are hereby amended and restated in their entirety to read as follows:
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or Swingline Loans or (iii) pay over to any Loan Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower or any Loan Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by a Loan Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations as of the date of certification) to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Loan Party’s receipt of such certification in form and substance satisfactory to it and the Agent, or (d) has become the subject of (A) a Bankruptcy Event or (B) a Bail-In Action.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
(c) The definition of “Bail-In Action” in Section 1.1 of the Existing Credit Agreement is hereby amended by removing the first occurrence of “EEA” therein and replacing the defined term “EEA Financial Institution” therein with “Affected Financial Institution”.
(d) The definition of “EEA Financial Institution” in Section 1.1 of the Existing Credit Agreement is hereby amended by replacing “institution” in clause (a) thereof with “credit institution or investment firm” and by adding “financial” immediately after “any” in clause (c) thereof.
(e) The definition of “Eligible Accounts” in Section 1.1 of the Existing Credit Agreement is hereby amended by replacing the defined term “Borrower” in subsection (e) thereof with “Loan Parties”.
(f) The definition of “Eligible Inventory” in Section 1.1 of the Existing Credit Agreement is hereby amended by renumbering subsections (w) through (mm) as subsections (a) through (q).
(g) The definition of “Guarantor” in Section 1.1 of the Existing Credit Agreement is hereby amended as follows:
(i)Clause (vi) is re-lettered to (vii).
(ii)A new clause (vi) is added to read in its entirety as follows:
“(vi) with respect to the Obligations of Loan Parties and their Subsidiaries (but excluding Obligations of the Borrower) under Banking Services Obligations and Rate Management Obligations, the Borrower and”
2.2 Amendment to Article I. Article I is hereby amended by adding the following Section 1.6 at the end of such Article I:
1.6 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Capital Stock at such time.
2.3 Amendments to Section 6.13(a). Section 6.13(a) of the Existing Credit Agreement is hereby amended as follows:
(a) Section 6.13(a)(iii)(C) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
(C) immediately prior to and after giving effect to such Restricted Payment, the Borrower shall have excess Availability of at least $100,000,000; provided, that during the Covenant Relief Period, the Borrower shall have excess Availability of at least $250,000,000,
(b) Section 6.13(a)(vi)(C) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
(C) immediately prior to and after giving effect to such Restricted Payment, the Borrower shall have excess Availability of at least $100,000,000; provided, that during the Covenant Relief Period, the Borrower shall have excess Availability of at least $250,000,000;
2.4 Amendment to Section 6.23(a)(iii)(C). Section 6.23(a)(iii)(C) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
(C) the Borrower shall have excess Availability of at least $100,000,000; provided, that during the Covenant Relief Period, the Borrower shall have excess Availability of at least $250,000,000.
2.5 Amendment to Section 6.25.2. Section 6.25.2 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:
        6.25.2 Leverage Ratio. The Borrower will not permit the Leverage Ratio on a consolidated basis, determined as of the last day of each Fiscal Quarter to be greater than the ratio set forth in the table below for the corresponding Fiscal Quarter; provided that, beginning with the fiscal quarter ending September 30, 2021, if a Specified Acquisition occurs during any Fiscal Quarter, the Borrower may increase its applicable Leverage Ratio threshold set forth below by 0.50 for the Fiscal Quarter in which such Specified Acquisition occurs and the two (2) immediately succeeding Fiscal Quarters, but in no event shall the maximum Leverage Ratio exceed 5.50 to 1.0 for any Fiscal Quarter as a result of such increase.

Fiscal Quarter Ending	Leverage Ratio
March 31, 2020	5.00 to 1.0
June 30, 2020	5.00 to 1.0
September 30, 2020	5.75 to 1.0
December 31, 2020	5.75 to 1.0
March 31, 2021	5.50 to 1.0
June 30, 2021	5.50 to 1.0
September 30, 2021	5.25 to 1.0
December 31, 2021	5.25 to 1.0
March 31, 2022, and each Fiscal Quarter thereafter	5.00 to 1.0

2.6 Amendment to Section 6.25.3. Section 6.25.3 of the Existing Credit Agreement is hereby amended by adding the following after the first instance of “EBITDA” appearing in such Section 6.25.3:
“, after giving effect to any annualization thereof,”
2.7 Amendment to Section 9.13. Section 9.13 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:
        9.13 Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of a Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b) the effects of any Bail-In Action on any such liability, including, if applicable:
(i) a reduction in full or in part or cancellation of any such liability;
(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
2.8 Amendment to Article X. Article X is hereby amended by adding the following Section 10.19 at the end of such Article X:
10.19 Credit Bidding. The Secured Parties hereby irrevocably authorize the Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Agent at the direction of the Required Lenders on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the Capital Stock or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid, (i) the Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties’ ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Agent with respect to such acquisition vehicle or vehicles, including adopting documents providing for governance and any disposition of the assets or Capital Stock thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Sections 8.2 and 8.3 of this Agreement), (iv) the Agent on behalf of such acquisition vehicle or vehicles shall issue to each of the Secured Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership interests, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Secured Parties pro rata with their original interest in such Obligations and the Capital Stock and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid.
2.9 Amendment to Article XIV. Article XIV is hereby amended by replacing the first sentence thereof with the following:
This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement that is an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (an “Electronic Signature”) transmitted by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that, without limiting the foregoing, upon the request of the Agent, any electronic signature shall be promptly followed by such manually executed counterpart (in such number as may be reasonably requested by the Agent).
2.10 Amendment to Article XVII. Article XVII is hereby amended by adding the following Section 17.3 at the end of such Article XVII:
17.3 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Rate Management Transactions or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
2.11 Additional Amendments to the Existing Credit Agreement. The term “Equity Interest” (whether or not capitalized) is hereby replaced with the defined term “Capital Stock” wherever such term is used in (a) the definition of “Compression Acquisition”, (b) Section 4.1, (c) Section 6.17, (d) Section 6.18, and (e) Section 6.19, in each case of the Existing Credit Agreement.
2.12 Amendment to Schedule B. Schedule B of the Existing Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit A hereto.
Section 3. Conditions Precedent. This Agreement shall become effective on the date (such date, the “Amendment No. 1 Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Sections 8.2 and 8.3 of the Credit Agreement):
3.1 The Agent shall have received from the Borrower, the Guarantors and Lenders constituting the Required Lenders counterparts of this Agreement signed on behalf of such Persons.
3.2 Both before and immediately after giving effect to this Agreement, no Default or Unmatured Default shall have occurred and be continuing.
3.3 The Agent shall have received (a) a consent fee payable to the Agent for the account of each Lender that executes and delivers a signed counterpart of this Agreement on or prior to 12:00 pm Houston time on July 31, 2020 (each such Lender, a “Consenting Lender”) in an amount equal to 0.20% of each such Consenting Lender’s pro rata share of the Existing Commitment (it being understood that such fee shall be funded on the Amendment No. 1 Effective Date by (i) a Borrowing

deemed made on the Amendment No. 1 Effective Date in the amount of such fee or (ii) a debit in the amount of such fee from Deposit Accounts of the Borrower maintained with the Agent) and (b) to the extent invoiced at least three (3) Business Days prior to August 3, 2020, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
Each party hereto hereby authorizes and directs the Agent to declare this Agreement to be effective (and the Amendment No. 1 Effective Date shall occur) when it has received documents confirming or certifying, to the reasonable satisfaction of the Agent, compliance with the conditions set forth in this Section 3. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
This Agreement shall terminate and the amendments and other agreements contemplated hereby shall be null and void if the Amendment No. 1 Effective Date has not occurred by August 4, 2020 because of the failure to satisfy the conditions set forth in this Section 3.
Section 4. Miscellaneous.
4.1 Confirmation. The provisions of the Credit Agreement shall remain in full force and effect following the Amendment No. 1 Effective Date and nothing herein shall act as a waiver of any of the Agent’s or Lenders’ rights, powers or remedies under the Credit Agreement, as amended.
4.2 Ratification and Affirmation; Representations and Warranties. Each Loan Party hereby (i) acknowledges and agrees to the terms of this Agreement, (ii) represents and warrants to the Lenders that as of the Amendment No. 1 Effective Date, after giving effect to the terms of this Agreement: (a) all of the representations and warranties contained in each Loan Document are true and correct in all material respects (without duplication of materiality), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (without duplication of materiality) as of such specified earlier date and (b) no Default or Unmatured Default has occurred and is continuing and (iii) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document.
4.3 Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement that is an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (an “Electronic Signature”) transmitted by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that, without limiting the foregoing, upon the request of the Agent, any electronic signature shall be promptly followed by such manually executed counterpart (in such number as may be reasonably requested by the Agent).

4.4 No Oral Agreement. This Agreement, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
4.5 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
4.6 Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. The express terms of Sections 16.2, 16.3 and 16.4 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
4.7 Payment of Expenses. Subject to Section 9.5 of the Credit Agreement, the Borrower agrees to pay or reimburse the Agent for all of its reasonable and documented out-of-pocket expenses incurred in connection with this Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Agent.
4.8 Severability. Any provision of this Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
4.9 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Credit Agreement.
4.10 Loan Documents. This Agreement is a Loan Document.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed effective as of the Amendment Effective Date.
BORROWER:

USA COMPRESSION PARTNERS, LP

By: USA Compression GP, LLC,
its General Partner

By: /s/ Eric D. Long
Name: Eric D. Long
Title: President and Chief Executive Officer

GUARANTORS:

USAC OPCO 2, LLC

By: /s/ Eric D. Long
Name: Eric D. Long
Title:  President and Chief Executive Officer

USAC LEASING 2, LLC

By: /s/ Eric D. Long
Name: Eric D. Long
Title: President and Chief Executive Officer

USA COMPRESSION PARTNERS, LLC

By: /s/ Eric D. Long
Name: Eric D. Long
Title: President and Chief Executive Officer

Amendment No. 1
Signature Page

USAC LEASING, LLC

By: /s/ Eric D. Long
Name: Eric D. Long
Title: President and Chief Executive Officer

USA COMPRESSION FINANCE CORP.

By:  /s/ Eric D. Long
Name: Eric D. Long
Title: President and Chief Executive Officer

CDM RESOURCE MANAGEMENT LLC

By:  /s/ Eric D. Long
Name: Eric D. Long
Title: President and Chief Executive Officer

CDM ENVIRONMENTAL & TECHNICAL SERVICES LLC

By:  /s/ Eric D. Long
Name: Eric D. Long
Title: President and Chief Executive Officer

Amendment No. 1
Signature Page

LENDERS:

JPMORGAN CHASE BANK, N.A.,
as Agent, Lender, LC Issuer and Swingline Lender

By: /s/ Anca Loghin
Name: Anca Loghin
Title: Authorized Officer

Amendment No. 1
Signature Page

BARCLAYS BANK PLC,
as a Lender

By: /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

Amendment No. 1
Signature Page

REGIONS BANK,
as a Lender

By: /s/ Dennis M. Hansen
Name: Dennis M. Hansen
Title: Managing Director

Amendment No. 1
Signature Page

ROYAL BANK OF CANADA,
as a Lender

By: /s/ Jay T. Sartain
Name: Jay T. Sartain
Title: Authorized Signatory

Amendment No. 1
Signature Page

WELLS FARGO BANK, N.A.
as a Lender

        By: /s/ Michael G. Janak
        Name: Michael G. Janak
        Title: Director
Amendment No. 1
Signature Page

MUFG UNION BANK, N.A.,
        as a Lender

        By: /s/ Adrian Avalos
        Name: Adrian Avalos
        Title: Director

Amendment No. 1
Signature Page

TRUST BANK, SUCCESSOR BY MERGER  TO SUNTRUST BANK,
         as a Lender

        By: /s/ Brian O’Fallon
         Name: Brian O’Fallon
         Title: Director
Amendment No. 1
Signature Page

THE BANK OF NOVA SCOTIA, HOUSTON  BRANCH,
        as a Lender

        By: /s/ Scott Nickel
        Name: Scott Nickel
        Title: Director

Amendment No. 1
Signature Page

PNC Bank, National Association,
        as a Lender

        By: /s/ Brad Miller
        Name: Brad Miller
        Title: Vice President

Amendment No. 1
Signature Page

BMO Harris Bank, N.A.
        as a Lender

        By: /s/ Mike Ehlert
        Name: Mike Ehlert
        Title: Managing Director
Amendment No. 1
Signature Page

CATERPILLAR FINANCIAL SERVICES CORPORATION
        as a Lender

        By: /s/ Landon Gracey
        Name: Landon Gracey
        Title: Global Credit & Operations Manager
Amendment No. 1
Signature Page

Fifth Third Bank, National Association
        as a Lender

By: /s/ William Kane
Name: William Kane
Title: Vice President
Amendment No. 1
Signature Page

NATIXIS, NEW YORK BRANCH,
as a Lender

By: /s/ Ben Halperin
Name: Ben Halperin
Title: Managing Director

By: /s/ Alejandro Campos
Name: Alejandro Campos
Title: Director
Amendment No. 1
Signature Page

NYCB SPECIALTY FINANCE COMPANY, LLC, a wholly owned subsidiary of New York Community Bank, as Lender

        By: /s/ William D. Dickerson, Jr.
        Name: William D. Dickerson, Jr.
        Title: Senior Vice President
Amendment No. 1
Signature Page

             Sumitomo Mitsui Banking Corporation,
        as a Lender

        By: /s/ Kenji Irie
        Name: Kenji Irie
        Title: Managing Director
Amendment No. 1
Signature Page

CIT Bank, N.A.,
        as a Lender

        By: /s/ Marc Theisinger
        Name: Marc Theisinger
        Title: Managing Director
Amendment No. 1
Signature Page

CITIZENS BANK, N.A.,
        as a Lender

        By: /s/ Kelly Graham
        Name: Kelly Graham
        Title: Vice President

Amendment No. 1
Signature Page

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA, as a Lender

        By: /s/ Jennifer L. Riffle
        Name: Jennifer L. Riffle
        Title: Vice President

PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY, as a Lender

        By;  PGIM, INC.,
         as investment manager

        By: /s/ Jennifer L. Riffle
        Name: Jennifer L. Riffle
        Title: Vice President
Amendment No. 1
Signature Page

Siemens Financial Services, Inc.,
        as a Lender

        By: /s/ Maria Levy
        Name: Maria Levy
        Title: Vice President

        By: /s/ WD Jentsch
        Name: WD Jentsch
        Title: Vice President
Amendment No. 1
Signature Page

Raymond James Bank, NA,
        as a Lender

        By: /s/ John Harris
        Name: John Harris
        Title: Managing Director
Amendment No. 1
Signature Page

Webster Business Credit Corp.,
        as a Lender

        By: /s/ Julian Vigder
        Name: Julian Vigder
        Title: Vice President
Amendment No. 1
Signature Page

Sterling National Bank, as successor in interest to Woodforest National Bank, as a Lender

        By: /s/ Greg Gentry
        Name: Greg Gentry
        Title: Senior Managing Director

Amendment No. 1
Signature Page

EXHIBIT A
SCHEDULE B
PRICING SCHEDULE

Leverage Ratio (annualized trailing three months)	Applicable Margin
	Revolver Eurodollar Margin	Revolver ABR Margin
> 5.00 to 1.00	2.75%	1.75%
≤ 5.00 to 1.00 but > 4.00 to 1.00	2.50%	1.50%
≤ 4.00 to 1.00 but > 3.00 to 1.00	2.25%	1.25%
≤ 3.00 to 1.00	2.00%	1.00%
Notwithstanding the foregoing, during the Covenant Relief Period the following table shall apply:

Leverage Ratio (annualized trailing three months)	Applicable Margin
	Revolver Eurodollar Margin	Revolver ABR Margin
> 5.00 to 1.00	3.00%	2.00%
≤ 5.00 to 1.00 but > 4.00 to 1.00	2.75%	1.75%
≤ 4.00 to 1.00 but > 3.00 to 1.00	2.50%	1.50%
≤ 3.00 to 1.00	2.25%	1.25%
“Financials” means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6.1 of this Agreement.
The applicable margins shall be determined in accordance with the foregoing table based on the Borrower’s most recent Financials commencing with the Financials for the period ending December 31, 2017. Adjustments, if any, to the applicable margins shall be effective five (5) Business Days after the Agent has received the applicable Financials. If the Borrower fails to deliver the Financials to the Agent at the time required pursuant to this Credit Agreement, then the applicable margins shall be the highest applicable margins set forth in the foregoing table until five (5) days after such Financials are so delivered. Without limitation of any other provision of this Agreement or any other remedy available to Agent or Lenders hereunder, to the extent that any financial statements or any information contained in any Compliance Certificate delivered hereunder shall be incorrect in any manner and the Borrower shall deliver to the Agent or the Lenders corrected financial statements or other corrected information in a Compliance Certificate (or otherwise), the Agent may recalculate the Applicable Margin based upon such corrected financial statements or such other corrected information and, upon written notice thereof to the Borrower, the Loans shall bear interest based upon such recalculated Applicable Margin retroactively from the date of delivery of the erroneous financial statements or other erroneous information in question; it being understood that the Borrower shall promptly pay any additional interest that would have been due but for such incorrect information, and such payment shall result in any Default or Unmatured Default that would have occurred as a result of a failure to pay such interest to be automatically waived without any further action by the Agent or any Lender.